Exhibit 23





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-52069 and 333-40536) of Old Republic International Corporation of our report dated June 22, 2004 relating to the financial statements of Great West Casualty Company Profit Sharing Plan, which appears in this Form 11-K (as filed on Form 10-KA).



                                                /s/ PricewaterhouseCoopers LLP




June 22, 2004
Chicago, Illinois